Essex Rental Corp

Investor Presentation
May 2010





essex
crane rental corp


essex

Important Notice

This document does not constitute an offer to sell or a solicitation of an offer to buy any securities. It is an outline of matters for discussion only.

Some of the statements in this presentation and other written and oral statements made from time to time by the Company and its representatives are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent and belief or current expectations of Essex and its management team and may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek", the negative of these terms or other comparable terminology. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from Essex's expectations include, without limitation, the continued ability of Essex to successfully execute its business plan, the possibility of a change in demand for the products and services that Essex provides (through its subsidiary, Essex Crane), intense competition which may require us to lower prices or offer more favorable terms of sale, our reliance on third party suppliers, our indebtedness which could limit our operational and financial flexibility, global economic factors including interest rates, general economic conditions, geopolitical events and regulatory changes, our dependence on our management team and key personnel, as well as other relevant risks detailed in our Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission and available on our website, www.essexcrane.com. The factors listed here are not exhaustive. Many of these uncertainties and risks are difficult to predict and beyond management's control. Forward-looking statements are not guarantees of future performance, results or events. Essex assumes no obligation to update or supplement forward-looking information in this presentation whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results or financial conditions, or otherwise.

This presentation contains unaudited non-GAAP financial measures, including Total EBITDA, and Rental EBITDA. Management believes that the presentation of these non-GAAP financial measures serves to enhance understanding of Essex's individual operating and financial performance. These non-GAAP financial measures should be considered in addition to, but not as substitutes for, the most directly comparable U.S. GAAP measures. A reconciliation of Total EBITDA and Rental EBITDA to income from operations for the three months ended March 31, 2010 can be found in Essex's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 4, 2010.

The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.

We believe the non-Company information provided herein is reliable, as of the date hereof, but do not warrant its accuracy or completeness. In preparing these materials, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Except as required by law, the Company, Essex and their respective directors, officers, employees, agents and consultants make no representation or warranty as to the accuracy or completeness of the non-Company information contained in this document, and take no responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document.

Neither the Company nor Essex Crane guarantees the performance or return of capital from investments.


essex

Definitions

- OLV: Orderly Liquidation Value as assessed by independent specialist equipment appraisers in September 2009
- Replacement Value: The cost required to replicate the current aggregate lifting tonnage of Essex's fleet with crawlers being produced today
- CAGR: Compound Annual Growth Rate
- Rental EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization generated in the ordinary course of business, which does not include sales of equipment
- Total EBITDA: Rental EBITDA + gain on sale of equipment
- Free Cash Flow ("FCF"): Rental EBITDA – Maintenance Capital Expenditure – Interest Expense – Taxes – Net Crane Investment
- Net Crane Investment: Equipment Purchases – Equipment Sales

Note: The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.


essex
crane rental corp




1

Introduction


essex

Introduction to Essex

- Essex owns one of the largest rental fleets of heavy lift crawler cranes in North America[1]
  - >350 cranes and attachments, OLV of > $265 million and estimated Replacement Value of $450 million to $500 million[3]
  - #1 North American "bare" crawler crane rental company[1]
  - 50-year operating history
  - 109 employees
- Majority of revenue is derived from infrastructure-related projects, which Essex believes benefit from powerful secular trends
  - Bridge and road construction, power, water treatment, refineries, alternative energy and other infrastructure-related projects comprise majority of revenues
  - Historically, 40% of revenues generated from public works projects[3]
  - 35% of revenues generated from repair and maintenance projects[3]
  - Exposure to residential and light commercial construction is minimal
- Revenue generated from:
  - "Bare" (non-Essex operated) crane and attachment rental
  - Rental agreements are typically 4-18 months
  - Customers are responsible for most repair and maintenance during lease, which minimizes Essex's maintenance capital expenditures


essex

Notes:
(1) Source: International Crane and Specialized Transport, June 2009
(2) As assessed by independent specialist equipment appraisers in September 2009
(3) The cost required to replicate the current aggregate lifting tonnage of Essex's fleet with crawlers being produced today as estimated by Management


essex

Investment Highlights

Strong long-term secular trend

- Over 90% of revenue generated from infrastructure and energy-related projects
- Investment in infrastructure by government stimulus program is expected to be an indirect driver affecting future crawler crane rental and utilization rates in the US
- Product substitution risk is believed to be minimal

Attractive business characteristics

- Market leader in heavy lift segment[1]
- Well balanced target market (diversity of industries, customers served and geographic scope)
- Fleet size and equipment mix provide competitive advantage
- Simple business model – low operational risk and attractive margins
- Low relative cost position versus Replacement Value or OLV
- Assets have 30-50 year economic lives, limited technological obsolescence risk and require minimal maintenance capital expenditures; proven history of maintaining market resale value

Strong free cash flow and good return model

- Strong free cash flow model
- Excess cash flow will be used to pay down debt and to repurchase shares and warrants
- Limited maintenance capital expenditures (estimated $2-3 million per year)
- *Return **on** capital versus return **of** capital* economic model

Notes:
(1) Source: International Crane and Specialized Transport June 2009



Annual Summary Financial Information

Rental Revenues[2]	Total EBITDA

Rental Revenue and EBITDA growth through 2008 represented growth and performance during a normal recovery cycle



($ millions)
Revenue CAGR = 28.2%
$100
$80
$60
$40
$20
$0
$28.5
$38.6
$55.7
$64.9
$77.4
$45.6
$15.3
$7.3
2004
2005
2006
2007
2008
2009
3M '09
3M '10



($ millions)
Total EBITDA CAGR = 48.3%[2]
$50
$40
$30
$20
$10
$0
$9.8
$1.6
$8.2
$16.7
$2.9
$13.8
$29.0
$3.0
$26.0
$38.1
$6.0
$32.1
$40.2
$3.8
$36.4
(3)
$19.9
$0.9
$19.0
$8.0
$0.3
$7.7
$1.5
2004
2005
2006
2007
2008
2009
3M '09
3M '10
Gain on Sale of Equipment
Rental EBITDA

Essex's fleet and market position today are improved in comparison to the peak of the last cycle!

Notes:

1. Source: Essex Crane and Essex audited (2005-2009) and unaudited (2004, 3M '09 and 3M'10) financials.
2. Rental Revenue includes revenue from rentals, repairs & maintenance, and transportation services but excludes used rental equipment sales.
3. 2008 Total EBITDA of $40.2 million is after $2.2 million of public company expenses and one time expenses of $5.2 million associated with Essex Rental Corp's (formerly Hyde Park Acquisition Corp.) acquisition of Essex Crane Rental Corp. and excludes the impact of the $23.9 million goodwill impairment charge recorded in the fourth quarter of 2008.
4. The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.



essex

Return on Capital vs. Return of Capital

Crawler cranes stand out from other equipment types due to their superior lifespan and residual value characteristics

Asset Depreciation [1] Benchmark: Annual Depreciation %[2]



Hospital Equipment -22%
Roller -14%
Excavator -14%
Scissor Lift -12%
Boom Lift -11%
Van Trailers -11%
Forklift Crane 586 G -11%
Tractor Loader -11%
Skidsteer Loader -11%
Forklifr crane Skytrak -11%
Backhoe -10%
All terrain cranes -6%
Scotsman rental equip. (Europe) -5%
Mobile Mini storage units (wood) -3%
Scotsman rental equip. (N.America) -3%
Mobile Mini storage units (steel) -2%
ESSEX Crawler Crane -1%

Asset Depreciation [1] Benchmark: Residual Value vs. Lifespan



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Residual value (%)
0
5
10
15
20
25
30
35
Rental Lifespan (years)
ESSEX Crawler Crane
Mobile Mini storage units (steel)
Scotsman rental equipment (North America)
Mobile Mini storage units (wood)
Skidsteer Loader
Tractor Loader
Forklift Crane
Backhoe
Excavator
Roller
Boom Lift
Scissor Lift
Van trailers
All terrain cranes
Scotsman rental equipment (Europe)
Hospital equipment

Notes:

1. Asset depreciation represents equipment market value depreciation
2. Annual Depreciation % = (1 – Residual Value %) / Lifespan.
3. Source: Oliver Wyman Essex Crane Assessment


essex
crane rental corp




2
Heavy Crane Rental Industry


essex

U.S. Heavy Crane Rental Industry Segments

Crawlers typically service infrastructure projects, are non-substitutable and are often rented for longer periods than other crane classes

Comparison of Major Crane Types in the North American Market[1]

					
Crane Type	Crawler	All Terrain (ATs)	Rough Terrain (RTs)	Tower	Truck
Max. Lift Cap. (tons)	1,500	600	130	80	150
Max. Reach Cap. (ft.)	700	400	250	350	250
Price New ($ '000)	$800 - $2,500 [2]	$500 - $3,000	$250 - $1,000	$300 - $1,000	$300 - $800
Avg. Life (years)	50+	15+	15+	30+	15+
Rental Duration	Long-term	Short-term	Short-term	Long-term	Short-term
Key End Markets	Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine	Petrochemical maintenance Railroads Highways Office Towers Apartments Condominiums Other Commercial & Residential	Secondary type used in variety of markets including sewer / water treatment, petrochemicals maintenance and public infrastructure projects Condominiums Other Residential	Nuclear power Sewer / water treatment High rise (>10 story) Office Towers Condominiums Apartment Buildings	Railroads Highways Condominiums Apartment Buildings Other Residential

Notes:
1. Source: Manufacturer reports and Essex management estimates
2. Crawler crane prices reflect models in Essex's heavy-lift niche. Light and super heavy-lift crawler cranes can range from $0.5 million to over $5 million


essex
crane rental corp




3

Company Overview



Company Highlights



Corporate Headquarters
Service Center
Equipment Storage Yard
Satellite Service Center

Key Attributes

- Simple business model: bare (un-manned) rentals
- Rental agreements are typically 4-18 months in duration
- Assets have 30-50 year economic lives and limited technological obsolescence risk
- Well balanced target market (industries and customers served and geography)
- Assets have a proven history of maintaining secondary market re-sale value


essex

Essex's Competition

- The crawler crane industry is fragmented:
  - Essex is the largest player in the bare crawler crane rental industry owning a large share of the crawler cranes in excess of 100 ton lifting capacity in the U.S.
  - Numerous acquisition opportunities of companies in the top 10 of the crawler crane industry, both national and regional players
- Many competitors are focused on smaller lifting equipment and therefore are more closely tied to residential and commercial construction cycles
- Minimal competition with general equipment rental companies (e.g. United Rentals, H&E Equipment Rentals)
- Management believes a new market entrant would face a significant competitive economic disadvantage given the cost of replicating Essex's fleet, which is estimated at approximately $450 million to $500 million.
  - $215 million purchase price versus estimated at $450 million to $500 million cost to replicate fleet with new equipment

Top 10 North American Based Crawler Crane Fleets[1]			
	Name[2]	Crawler Equipment [3]	Region [4]
1	ALL Erection & Crane Rental	457	National
2	*Essex Crane Rental Corp.*	376	National
3	**Lampson International**	285[5]	National
4	Maxim Crane Works	293	National
5	**Amquip Corp.**	127	East
6	M.D. Moody Sons Inc.	125 (Est.)	SE
7	**J.F. Lomma**	65	NE
8	**Ray Anthony International**	55	National
9	**Buckner Heavy Lift Cranes**	53	NE
10	**Biggie Crane Service**	52	West

Notes:
1. Source: International Cranes and Specialized Transport, June 2009
2. Bolded companies represent family owned and operated crawler crane rental companies
3. Crawler equipment includes all cranes and attachments
4. Essex management estimate of primary geographic presence (SE=Southeast; NE=Northeast)
5. Essex management estimate of number of Lampson crawler equipment in North America



Essex Rental Fleet

- Essex operates a fleet of >350 cranes and attachments
  - Fleet diversified by lift capacity
  - Status as large customer provides preferential pricing and lead-time arrangements with crane manufacturers
- Manitowoc and Liebherr cranes represent 100% of fleet by units
  - Weighted average lifting capacity has increased from 177 tons in 2003 to presently 255 tons as a result of Essex's fleet re-positioning strategy
- Consistently rebalancing fleet mix:
  - Focus on acquiring heavier tonnage cranes and selling older, lighter tonnage models
  - For the year ended 12/31/09:
    - Sold 13 cranes and attachments to overseas concerns or domestic fixed operators, with average lifting capacity of 158 tons
    - Took delivery of 17 new larger lifting capacity cranes and attachments with average lifting capacity of 256 tons
  - Management believes heavier cranes are in shorter supply and in higher demand than lighter cranes, which has translated into a more favorable pricing dynamic and higher utilization rates
  - Heavier lift capacity cranes exist in smaller quantities in the marketplace and with fewer suppliers. Management believes there will be a growth in demand for these cranes in the future and that the tighter supply and growth opportunities will produce higher revenue and margins (returns)
- Rental rate increases expected to follow increased utilization rates

Average Monthly Rental Rates for Essex Fleet



$20,000
$15,000
$10,000
$5,000
2004
2005
2006
2007
2008
2009
Mar-10

Fleet Utilization (1)



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
2003
2004
2005
2006
2007
2008
2009
Mar-10

Notes:

1. Based on "hits" method utilization


essex

Stable Underlying Asset Value

- Extended usable lives of up to 50 years
- Average fleet age of 14 years[1]
- Current OLV in excess of $265 million
- Approximately $185 million invested in crawler fleet since 1995
- Estimated Replacement Value of fleet is approximately $450 million to $500 million [2]
- Management believes fleet has retained value due to a number of factors:
  - Substantial initial investment
  - High structural steel content
  - Replaceable components
  - Low duty-cycle
  - Enduring technology
  - Essex investment and maintenance expertise
  - Strong global demand
- Fleet sales have averaged 100% of OLV from 2000 through December 2008[3] and have averaged over 120% of OLV in 2009 and 2010

Essex Crane Fleet OLV Index[3]

Less than 2% economic


Index
120.00
100.00
80.00
60.00
40.00
20.00
-
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Note: Line represents the annual OLV of a representative static group of Essex cranes as a % of their OLV in April 2000

Notes:
1. Represents an OLV-weighted average age of the entire crane fleet
2. The cost required to replicate the current aggregate lifting tonnage of Essex's fleet with crawlers being produced today as estimated by Management
3. Source: Essex



Essex's End Markets

Power (18%)



Power Plants



Wind Power

Sewer & Water (2%)



Sewers



Water Treatment

Transportation (15%)



Road construction



Bridge construction

Industrial / Marine (30%)



Industrial Facilities



Factories

General Building (7%)



Stadiums



Hospitals

Petrochemicals (23%)



Chemical Plants



Petrochemical Plants

Essex 2002 Rental Revenues by End Market


Sewer & Water 8%
Transportation 22%
Industrial/Marine 9%
General Building 17%
Petrochemical 3%
Other 2%
Power 39%

Less exposure to power, greater diversification

Essex 2009 Rental Revenues by End Market


Sewer & Water 2%
Levee 3%
Transportation 15%
Industrial/Marine 30%
General Building 7%
Petrochemical 23%
Other 2%
Power 18%


essex

Growth Opportunities

Organic Growth

- Expected longer term growth in demand for heavy lifting equipment driving increases in rental and utilization rates
- Updating fleet with heavier tonnage cranes and replacing older, lighter, less utilized equipment
  - Purchasing power benefits from crane manufacturer relationships
- Equipment purchases of new heavier lift equipment of ($57 million) the last three years are expected to drive growth in 2010 and in the future
- Expanding customer base to take advantage of future infrastructure projects

Acquisitions / Consolidation

- The fragmented rental industry is expected to consolidate
- Many competitors are family owned and management expects a number of these to become available over time
  - Further diversification would enable expansion of current national footprint to markets in the Northeast and the West

Distribution of New and Used Equipment

- Leverage extensive relationships and success in selling used equipment at premium prices
- Provide “one stop shop” model: rent to own or try before you buy
- Expand used equipment sales by purchasing used crawlers for refurbishment and sale
- Management believes its relationships with international manufacturers and market players provide additional equipment purchasing and used equipment sales opportunities


essex
crane rental corp







4

Summary Financial Information and Valuation


essex

Summary Financial Information

December 31 Year End	Historical			Historical Audited			Unaudited
(USD $000's)	2004 (5)	2005	2006	2007	2008 (6)	2009	3M'10
Total Rental Related Revenues (2)	**$28,524**	**$38,583**	**$55,659**	**$64,532**	**$76,888**	**$45,606**	**$7,297**
Operating Expenses	(13,170)	(17,183)	(20,960)	(23,322)	(27,789)	(16,106)	(3,411)
Gross Profit	**15,354**	**21,400**	**34,699**	**41,210**	**54,099**	**29,500**	**3,886**
SG&A	(7,123)	(7,585)	(8,732)	(9,112)	(12,498)	(10,547)	(2,500)
One-time Transaction Costs (3)	-	-	-	-	(5,200)	-	-
Rental EBITDA	**8,231**	**13,815**	**25,967**	**32,098**	**36,401**	**18,953**	**1,386**
Rental EBITDA Margin (%)	28.9%	35.8%	46.7%	49.7%	47.3%	41.6%	19.0%
Gain On Sale of Equipment	1,608	2,879	3,007	6,049	3,814	893	157
Total EBITDA	**9,839**	**16,694**	**28,974**	**38,147**	**40,215**	**19,846**	**1,543**
Equipment Sale Proceeds	5,454	7,841	5,980	13,233	8,440	6,478	1,010
Revenue + Equipment Sale Proceeds	33,978	46,424	61,639	77,765	85,328	52,084	8,307
Total EBITDA Margin %	29.0%	36.0%	47.0%	49.1%	47.1%	38.1%	18.6%
Maintenance Capital Expenditure	(339)	(518)	(512)	(724)	(2,375)	(1,014)	(262)
Discretionary Crane Investment	(383)	(5,875)	(6,004)	(18,784)	(21,153)	(20,041)	(2,566)
Average Fleet Utilization Rate (4)	45.7%	57.8%	72.6%	76.3%	77.0%	48.2%	33.5%
Average Monthly Rental Rate ($000's)	$11.3	$12.4	$13.8	$16.3	$21.4	$21.1	$17.6

Notes:

1. Source: Essex
2. Total Rental Related Revenues excludes used rental equipment sales.
3. 2008 financial information includes $5.2 million of one-time non-recurring transaction costs incurred related to Essex Rental Corp's (formerly Hyde Park Acquisition Corp.) acquisition of Essex Crane Rental.
4. Based on "hits" method utilization.
5. The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.
6. 2008 financial information excludes the impact of the $23.9 million goodwill impairment charge recorded in the fourth quarter of 2008.


essex

Debt Summary

- Total Debt outstanding (3/31/10): $138.4 million
  - Revolving Credit Facility:
    - $130.7 million outstanding as of March 31, 2010
    - $190 million facility size
    - 5-year facility
    - Libor plus 225
    - 2 financial covenants (only become effective if availability is below $20 million)
    - In excess of $48 million available for borrowing as of March 31, 2010


essex

Equity Summary

- 14 million common shares outstanding and approximately 12 million warrants exercisable at $5 per share through March 2011

  - Repurchase Activity
    - Since November 2008, we have repurchased 63,500 shares and 2.3 million warrants using proceeds of approximately $3.0 million
      - Warrants were repurchased at a cumulative average of $1.21 per warrant
      - More recently, since January 1, 2010, we have repurchased 519,905 warrants at an average price of $1.64 per warrant
      - 14 million common shares outstanding and approximately 12 million warrants exercisable at $5 per share through March 2011

  - Warrant Exercise Activity
    - As of May 4, 2010 the Company has received $1,092,870 from the exercise of 218,574 warrants


essex

Cashless Exchange Warrant Offer

- Temporary modification to warrant agreement to allow warrant holders the opportunity to exercise their warrants on a cashless basis by <u>exchanging seven warrants</u> for <u>two shares</u> of <u>common stock</u>

  - Limited to 8 million warrants of the 12 million warrants currently outstanding
  - Board approved the offer in accordance with the recommendation of a committee comprised of the independent members of the Board who do not own warrants. The independent committee established the exchange rate with the assistance of an independent financial advisor.
  - Members of the Board and executive officers of the Company, which own warrants, have committed to exercise their warrants pursuant to the offer to the same extent that all other warrant holders participate in the offer
  - If fully subscribed…
    - Approximately 2.3 million common shares will be issued
    - Remaining 4 million warrants not exchanged will most likely be exercised for $5 per warrant ($20 million additional equity contribution)
    - The Company has suspended its share and warrant repurchase program



Rental Asset Life and EBITDA Multiple Comparison (During normal construction business environment)

Rental Equipment Useful Life

0 Years | 5 Years | 10 Years | 15 Years | 20 Years | 25 Years | 30 Years | 50 Years

Public Company Trading and Transaction Multiples (LTM EV/Total EBITDA)



Transaction EBITDA Multiples
Trading EBITDA Multiples
Essex Transaction Total EBITDA Multiple
Mean 6.7x
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2.8x
3.4x
4.0x
4.2x
4.7x
5.2x
5.3x
5.5x
5.6x
6.0x
8.0x
8.6x
8.6x
9.0x
9.2x
9.4x
9.6x
H&E Equipment
United Rentals
RSC Holdings
Tat Hong
Essex Crane
Hertz
Nations Rent
McGrath Rentcorp
NES Rentals
Neff
Universal Hospital Services
Baker Tanks
Mobile Mini
Royal Wolf
Royal Wolf (Australia)
Mobile Storage Group
Williams Scotsman

Source: Company filings, industry research
Notes: Data as of 9/04/08; Essex Transaction multiple calculated using LTM 9/30/08 EBITDA


essex

2010 Outlook – Investment Considerations

- Significant investment in fleet over the last 3 years
- The Company's fleet and market position have been enhance since the peak of the last cycle in December 2008
- Continue to sell excess, older, lower-lift capacity cranes into the used crane market at meaningful premiums to orderly liquidation value (OLV)
- Proactive cost cutting program implemented in 2009 expected to have annualized savings of $5 million
- In 2010, Essex expects to benefit from Federal Stimulus Bill funded projects, that include highway and heavy bridge construction, civil works programs, water and waste water treatment, and alternative energy projects
- Current economy provides numerous acquisition opportunities – Essex is well-positioned to buy fleets of crawlers or other heavy lift cranes at a significant discount to OLV
  - Strong balance sheet and in excess of $48 million of availability on credit facility (as of 3/31/10) to fund organic growth and potentially acquisitions at the appropriate time
- Accumulated tax loss of $56 million has an estimated present value of cash tax savings of approximately $8.4 million (1)

(1) Present value of accumulated tax loss calculated over a seven-year period using a 15% discount rate. Cash tax savings calculated using a 40% tax rate.


essex

Investment Summary

Essex is considered to be an attractive investment opportunity for the following reasons:

- Market leader with a long industry heritage able to leverage scale
- Committed management team; management and Board of Directors represent ownership in excess of 50% of common shares outstanding
- Strong free cash flow generation potential
- Poised to participate in growing infrastructure-related end markets
- Numerous organic and strategic growth opportunities
- Sound capital structure including attractive, flexible and committed debt facilities
- Rental rates are showing signs of bottoming and utilization has begun to grow